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                                                                   Exhibit 23.18


                      CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Outtask.com Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/KPMG LLP

McLean, Virginia
May 23, 2000